              COLLATERAL ASSIGNMENT, PLEDGE AND SECURITY AGREEMENT

                This COLLATERAL ASSIGNMENT, PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is made as of the 21st day of June, 1996 between Regency Affiliates, Inc., a Delaware corporation ("GRANTOR"), and Southern Indiana Properties, Inc., an Indiana corporation (hereinafter, together with its successors and assigns, referred to as "LENDER").

                                    RECITALS

                A. Grantor is a limited partner in Security Land and Development Company, a Maryland limited partnership (the "PARTNERSHIP").

                B. Grantor and Lender entered into that certain Credit Agreement of even date herewith (said Credit Agreement as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). All capitalized terms herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise defined in this Agreement.

                C. Under the provisions of the Credit Agreement, Lender agreed, subject to the terms and conditions contained therein, to make loans ("LOANS") to Grantor as evidenced by that certain Tranche A Note and that certain Tranche B Note of even date herewith made by Grantor to the order of Lender in the Aggregate Initial Loan Amount of THREE MILLION AND FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($3,500,000) subject to increase in respect of all Additional Principal added to the Tranche Loan Amount and Tranche B Loan Amount, as applicable, from time to time pursuant to the Credit Agreement (said Tranche A Note and Tranche B Note and any and all renewals, amendments, modifications, increases and extensions thereof are hereinafter collectively called the "NOTES").

                D. As a condition precedent to Lender's making the Loans, Lender has further required that Grantor execute and deliver this Agreement to Lender to secure the prompt and complete performance of all of the obligations and payment of all of the Obligations.

                NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                   "ACCOUNTS" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by Grantor and, in any event, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Grantor, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code), (b) all of Grantor's rights in, to and under all purchase

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         orders or receipts now owned or hereafter acquired by it for goods or services, (c) all of Grantor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to Grantor, under all purchase orders and contracts for the sale of goods or the performance of services or both by Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of Grantor, as appropriate) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

                  "AGREEMENT" shall mean this Collateral Assignment, Pledge and Security Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified.

                  "CASH COLLATERAL" shall mean the cash proceeds of the Loans funded by Lender to Grantor on the Closing Date.

                  "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located.

                  "CODE" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "COLLATERAL" shall mean the Partnership Collateral and the General Collateral and any property or interest provided in addition to or in substitution for any of the foregoing.

                  "CONTRACTS" shall mean all "contracts," as such term is defined in the Code, now owned or hereafter acquired by Grantor, and, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantor, may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                  "COPYRIGHTS" shall mean all of the following now owned or hereafter acquired by Grantor: (i) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or

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         agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

                  "DOCUMENTS" shall mean any "documents," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located.

                  "EQUIPMENT" shall mean all "equipment," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located and, in any event, including all Grantor's machinery and equipment, data processing and computer equipment with software and peripheral equipment (other than software constituting part of the Accounts), and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                  "FIXTURES" shall mean any "fixtures" as such term is defined in the Code, now owned or hereafter acquired by Grantor.

                  "GENERAL COLLATERAL" is defined in Section 2(B) hereof.

                  "GENERAL INTANGIBLES" shall mean any "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by Grantor, and, in any event, including, without limitation, all right, title and interest which Grantor may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, service marks, trade names, business names, corporate names, trade styles, logos and other source or business identifiers, and all applications therefor and reissues, extensions or renewals thereof, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark license), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, including key man life insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments and rights of indemnification.


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                  "INSTRUMENTS" shall mean any "instrument," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "INVENTORY" shall mean any "inventory," as such term is defined in the Code, now or hereafter owned or acquired by, Grantor, wherever located, and, in any event, including inventory, merchandise, goods and other personal property which are held by or on behalf of Grantor, for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantor's businesses or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

                  "INVESTMENT PROPERTY" shall mean any "investment property" as such term is defined in the Code.

                  "NON-OPERATING SUBSIDIARIES" shall mean TDC and RT.

                  "NRDC" shall mean National Resources Development Corporation, a Nevada corporation and an 80% owned subsidiary of Grantor.

                  "NRDC PLEDGED SHARES" shall mean the shares of stock described in Schedule III hereto issued by NRDC.

                  "PARTNERSHIP AGREEMENT" shall mean the Agreement of Limited Partnership dated as of November 28, 1986 among 1500 Woodlawn Limited Partnership, as general partner, Grantor, as limited partner, and the other limited partners, as amended, restated, modified or supplemented from time to time prior to the date hereof and as in effect as of the Closing Date.

                  "PARTNERSHIP COLLATERAL" is defined in Section 2(A) hereof.

                  "PATENTS" shall mean all of the following in which Grantor now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

                  "PLEDGED SHARES" shall mean (i) the NRDC Pledged Shares, (ii) any additional shares of stock issued pursuant to Section 4(k) herein and (iii) shares of stock acquired by Grantor as a result of an Acquisition.

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                  "PROCEEDS" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include, but not be limited to, (i) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the "Collateral" (as hereinafter defined) by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (ii) any and all amounts paid or payable to Grantor for or in connection with any sale or other disposition of Grantor's interests in the Partnership and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "RT" shall mean RegTransco, Inc., a Delaware corporation and a 100% owned subsidiary of TDC.

                  "SUBSIDIARY" shall mean each of those subsidiaries of Grantor identified on Schedule II hereto individually and "Subsidiaries" shall mean all of such subsidiaries, collectively.

                  "TDC" shall mean Transcontinental Drilling Company, Inc., a Delaware corporation and an 80% owned subsidiary of Grantor.

                  "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by Grantor: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof and (ii) all reissues, extensions or renewals thereof.

                2. ASSIGNMENT, PLEDGE AND SECURITY INTEREST. (A) As security for the prompt and complete payment and performance when due of the Obligations, Grantor hereby assigns, pledges, delivers and grants to Lender a security interest in and all of the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including under any tradenames, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantor, and regardless of where located (all of which being herein collectively called the "Partnership Collateral"):

                  (i) all of Grantor's right, title and interest as a limited partner in the Partnership, including without limitation, all of Grantor's right to receive distributions at any time or from time to time of cash and other property, real, personal or mixed, from the Partnership upon complete or partial liquidation or otherwise;


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

                  (ii) all of Grantor's right, title, and interest in the Partnership's property, including without limitation, the Project;

                  (iii) all of Grantor's right, title and interest, if any, to participate in the management and voting of the Partnership;

                  (iv) all of Grantor's right, title and interest in and to:

                        (a) all rights, privileges, authority and power of Grantor as owner and holder of the items specified in (i), (ii), and
         (iii) above, including but not limited to, all contract rights related thereto;

                        (b) all options and other agreements for the purchase or acquisition of any interests in the Partnership; and

                        (c) any document or certificate representing or evidencing Grantor's rights and interests in the Partnership;

                   (v) the Escrow Account;

                  (vi) to the extent not otherwise included, Investment Property owned or held by Grantor and related to the Partnership or any interest of Grantor therein; and

                  (vii) to the extent not otherwise included, all Proceeds and products of any of the foregoing.

                (B) As security for the prompt and complete payment and performance when due of the Obligations, Grantor hereby assigns, pledges, delivers and grants to Lender a security interest in and all of the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "General Collateral"):

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Contracts;

                  (iv) all Documents;

                  (v) all Equipment;

                  (vi) all Fixtures, including all trade fixtures;


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

                  (vii) all General Intangibles;

                  (viii) all Instruments;

                  (ix)  all Inventory, including the Aggregate;

                  (x)  the Pledged Shares, including the NRDC Pledged Shares;

                  (xi) all money, cash or cash equivalents of Grantor, including the Cash Collateral; and

                  (xii) to the extent not otherwise included, all Proceeds and products of any of the foregoing.

                (C) The assignment contained herein is present and absolute and, subject to the provisions of the Credit Agreement with respect to permitted actions by Grantor in regards to the General Collateral (other than the Cash Collateral and the NRDC Pledged Shares), Grantor shall not take any action with respect to the Collateral (except with respect to Excluded Distribution Proceeds), without Lender's prior approval, including, without limitation, (a) the enforcement of any remedies, (b) the granting of any consents, waivers or approvals, (c) the surrender of its rights and interests under the Partnership Agreement, (d) the modification, change, supplementation, alteration or amendment of the Partnership Agreement or (e) the termination, cancellation or release of any portion of the Collateral. All of the capital stock of NRDC owned by Grantor is presently represented by the stock certificates listed on Schedule III hereto, which stock certificates, with undated stock powers duly executed in blank by the Grantor, are being delivered to Lender simultaneously herewith. Lender shall maintain possession and custody of the certificates representing the NRDC Pledged Shares.

                3. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that:

                (a) Grantor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all claims, mortgages, pledges, Liens, security interests or other encumbrances of any nature whatsoever (and no right or option to acquire the same exists in favor of any other Person), except for the assignment, pledge and security interest in favor of Lender created or provided for herein, and Grantor agrees that it will not encumber or grant any Lien in or with respect to the Collateral or any portion thereof or permit any of the foregoing.

                (b) No security agreement, financing statement, assignment, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office or at the records of the Partnership, except financing statements with respect to the Collateral filed by Lender pursuant to this Agreement.


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

                (c) Upon the filing of all appropriate financing statements under the Code in all applicable jurisdictions or filing offices (each of which are identified on SCHEDULE I hereto), the execution and delivery by Grantor and the Partnership of a Control Letter in the form attached hereto as EXHIBIT A and the delivery to Lender of the NRDC Pledged Shares, all steps necessary to create and perfect the security interest created by this Agreement as a valid and continuing first lien on and first perfected security interest in the Collateral in favor of Lender, prior to all other liens, security interests and other claims of any sort whatsoever will have been taken. This Agreement and the security interest created hereby are enforceable as such against creditors of and purchasers from Grantor.

                (d) The chief place of business and chief executive office of Grantor and the office where Grantor keeps its records concerning the Collateral and an original copy of the Partnership Agreement is located at 381 Robinwood Lane, Wheaton, Illinois 60187. All Equipment and Inventory, if any, are also located at such address.

                (e) As of the date hereof to October 31, 2003 Grantor's interest in the Partnership consists of a ninety-five percent (95%) limited partnership interest in all allocations and distributions of profits and losses. After October 31, 2003, Grantor's interest will consist of a fifty percent (50%) limited partnership interest.

                (f) Grantor has all power, statutory and otherwise, to execute and deliver this Agreement, to perform Grantor's obligations hereunder and to subject the Collateral to the security interest created hereby, all of which has been duly authorized by all necessary action.

                (g) The Partnership Agreement remains in effect and no party to the Partnership Agreement is presently in default thereunder.

                (h) Grantor has the right (subject, however, to the Securities Act of 1933, as amended and/or other applicable laws regulating the sale generally of such interests) to transfer all or any part of the Collateral free of any lien or encumbrance.

                (i) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for Grantor's granting of a security interest in the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Grantor or (ii) for the exercise by Lender of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                (j) Grantor is a Delaware corporation in good standing and duly qualified to do business in the state of its organization.

                (k) Upon the transfer of the Collateral, or any portion thereof, to any party pursuant to Section 10 below, the Partnership shall continue in existence and the Partnership Agreement provides for such continuation.



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

                (l) As of the date hereof, there are no certificates, instruments or other documents evidencing any of the Collateral, except for the NRDC Pledged Shares and shares of the stock of the Non-Operating Subsidiaries.

                (m) SCHEDULE II sets forth all of the capital stock of the Non-Operating Subsidiaries owned by Grantor and TDC, respectively, and the stock certificates evidencing the same. Such shares of stock have been duly and validly authorized and issued, are fully paid and non-assessable and represent all, in the case of RT, and 80%, in the case of TDC, of the issued and outstanding shares of capital stock of the Non-Operating Subsidiaries, and there are no outstanding options, warrants or other agreements with respect to such shares of stock. As of the date hereof, the Non-Operating Subsidiaries do not conduct or transact business.

                (n) SCHEDULE III sets forth (i) the authorized capital stock of NRDC, (ii) the number of shares of capital stock of NRDC that are issued and outstanding and (iii) the number of shares of capital stock of NRDC held in its treasury.

                (o) The NRDC Pledged Shares have been duly and validly authorized and issued, are fully paid and non-assessable and represent eighty percent (80%) of the issued and outstanding shares of the capital stock of NRDC, and there are no outstanding options, warrants or other agreements with respect to the NRDC Pledged Shares.

                4. COVENANTS. Grantor covenants and agrees that from and after the date of this Agreement and until the Obligations are fully satisfied (whenever in this SECTION 4 Grantor covenants to do anything with regard to the Partnership or the Project, Grantor shall be required to "strive to cause" the Partnership to take such action, and Grantor agrees to exercise its voting rights under the Partnership Agreement in support of such action and to urge the taking of such action consistent with Grantor's status as a limited partner, not involved in the management of the Partnership):

                (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the execution and filing of any financing or continuation statements under the Code and, if otherwise required hereunder, transferring the Collateral to the possession of Lender (if a security interest in the Collateral can be perfect by possession). Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent otherwise permitted by applicable law. If any Collateral or any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, or other instrument, such note or instrument shall be immediately pledged hereunder and a security interest therein hereby granted to Lender and shall be duly endorsed without recourse or warranty in a manner satisfactory to Lender and delivered to Lender. If any Collateral at any time constitutes Investment Property which is not certificated, Grantor will and will cause all other applicable Persons to execute and deliver such Control Letters as may be necessary or appropriate to perfect Lender's first priority Lien in such Collateral. If at any time Grantor's right or interest in any of the Collateral becomes an interest in real property, Grantor immediately shall execute, acknowledge and deliver to Lender such further documents as Lender deems necessary or advisable to create a first priority perfected mortgage lien in favor of Lender in such real property interest.

                (b) PRIORITY OF LIENS. Grantor will defend the right, title and interest hereunder of Lender, (i) as a first priority security interest in the Partnership Collateral, the Cash Collateral and the NRDC Pledged Shares and (ii) as a first or, in accordance with Section 3.1 of the Credit Agreement, a second security interest, as applicable, in the General Collateral (other than the Cash Collateral and the NRDC Pledged Shares) against the claims and demands of all persons whomsoever.

                (c) FURTHER IDENTIFICATION OF COLLATERAL. Grantor will furnish to Lender from time to time such reports in connection with the Collateral as Lender may request.

                (d) NOTICES. Grantor will advise Lender promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any distribution of cash or other property by the Partnership, whether in complete or partial liquidation or otherwise and of any other change in the composition of the Collateral, Grantor or the Partnership, and (iii) of the occurrence of any other event which would have an adverse effect on the aggregate value of the Collateral or on the security interest created hereunder.

                (e) CONTINUOUS PERFECTION. Grantor will not change Grantor's name, in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the Code (or any other then-applicable provision of the Code) unless Grantor shall have given Lender at least thirty (30) days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.

                (f) PLACE OF BUSINESS. Grantor will not change Grantor's principal place of business unless Grantor has taken such action as is necessary to cause the security interest of Lender in the Collateral to continue to be perfected. Grantor will not change Grantor's principal place of business or locations where the Collateral is kept without giving at least 30 days prior written notice thereof to Lender, and any such new location shall in any event be located in the continental United States.

                (g) TRANSFER OF ASSETS. Grantor will not directly or indirectly sell, pledge, mortgage, assign, transfer, or otherwise dispose of or create or suffer to be created any lien, security interest, charging order, or encumbrance on any of the Collateral or the assets of the Partnership, except (i) Grantor may use the Cash Collateral for those purposes permitted under Section 1.2 of the Credit Agreement, and (ii) with respect to the General Collateral (other than Cash Collateral and the


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

NRDC Pledged Shares) for the sale, lease, sublease, transfer or disposal thereof in bona fide transactions for fair value in the ordinary course of business, and with respect to the Aggregate, sales in a commercially reasonable manner PROVIDED; HOWEVER, that the Net Proceeds of any disposition of the Aggregate shall be directed to Lender as specified in the Credit Agreement.

                (h) PERFORMANCE OF OBLIGATIONS. Subject to the provisions of the Credit Agreement, including without limitation, Section 3.7 thereof, Grantor will perform all of Grantor's obligations under the Partnership Agreement or otherwise in respect of the Collateral, prior to the time that any interest or penalty would attach against Grantor or any of the Collateral as a result of Grantor's failure to perform any of such obligations, and Grantor will strive to cause to maintain the Partnership as a limited partnership under the laws of the jurisdiction of organization and to maintain Grantor's interest as limited partner in Partnership in full force and effect without diminution.

                (i) PARTNERSHIP AGREEMENT. As more fully set forth in Section
3.7 of the Credit Agreement, Grantor shall strive to cause the Partnership Agreement in any manner not to be modified, amended, restated or terminated, without the prior written consent of Lender, which consent in any and all circumstances may be withheld in the sole and absolute discretion of Lender. Without limiting the foregoing prohibitions, Grantor shall not authorize or consent to the admission of any additional partners to the Partnership except for Lender nor shall Grantor cease to be a member of the Partnership nor shall Grantor consent to the winding up or dissolution of the Partnership nor to the liquidation or other similar disposition of the assets of the Partnership without the prior written consent of Lender, which consent in any and all circumstances may be withheld in the sole and absolute discretion of Lender.

                (j) STAY OR EXTENSION LAWS. Grantor will not at any time claim, take, insist upon or invoke the benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral prior to any sale or sales thereof to be made pursuant to the provisions hereof or pursuant to the decree, judgment, or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state to redeem the property so sold or any part thereof, and Grantor hereby expressly waives, on behalf of Grantor and each and every person claiming by, through and under Grantor, all benefit and advantage of any such law or laws, and covenants that Grantor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power, right or remedy herein or hereby granted and delegated to Lender, but will authorize, allow and permit the execution of every such power, right or remedy as though no such law or laws had been made or enacted. Lender shall act in a commercially reasonable manner with respect to any such sale of the Collateral.

                (k) DELIVERY OF CERTIFICATES. Grantor agrees (i) immediately to deliver to Lender, or Lender's designee, the NRDC Pledged Shares and any other Pledged Shares (unless Lender has taken a second priority position pursuant to Section 3.1 of the Credit Agreement), and all certificates, instruments or other documents evidencing any of the Collateral which may at any time come into the possession of Grantor, together with such endorsements or assignments separate from the certificate as Lender may request, and (ii) to execute and deliver a notice of Lender's security interest in the Collateral (which notice shall be satisfactory to Lender in form and substance and which may request acknowledgment from the addressee) to any Person which either has possession of the Collateral or any certificates evidencing any of the Collateral or otherwise has the ability under applicable law or the terms of any agreement to record transfers or transfer ownership of any of the Collateral (whether at the direction of Grantor or otherwise). If, while this Agreement is in effect, Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), or any options or rights, whether as an addition to; in substitution for, in exchange for or a distribution in respect of any of the NRDC Pledged Shares and any other Pledged Shares (unless Lender has taken a second priority position pursuant to Section 3.1 of the Credit Agreement), Grantor agrees to accept the same as Lender's agent and to hold the same in trust for Lender, and to deliver the same forthwith to Lender, in the exact form received, with the endorsement of Grantor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Lender subject to the terms hereof, as additional collateral security for the Obligations. Grantor hereby appoints Lender as Grantor's attorney-in-fact, with authority at any time or times to take any of the foregoing actions on behalf of Grantor. Grantor agrees that this Agreement or a photocopy of this Agreement shall be sufficient as a financing statement.

                (l) PARTNERSHIP'S RECORDS. Grantor shall cause the Partnership to make a notation on the records of Partnership indicating the security interest granted hereby.

                (m) PROCEEDS OF COLLATERAL. Grantor shall instruct the Partnership to make all payments in respect of the Distribution Proceeds or proceeds of Partnership Collateral to which Grantor is entitled directly to Lender, (or, if any Escrow Account is established pursuant to Section 2.4 of the Credit Agreement, to such Escrow Account) who shall apply such Distribution Proceeds or proceeds of Partnership Collateral in accordance with the Credit Agreement; PROVIDED, HOWEVER, as long as no Default or Event of Default shall have occurred and be continuing, and provided the Aggregate Insurance Costs and Capital Expenditures as of the last day of any calendar year do not exceed the Permitted Amount in effect as of the last day of such year, Lender will remit to Grantor the Excluded Distribution Proceeds when and as received by Lender. In addition to the foregoing, Grantor agrees that if any Distribution Proceeds or proceeds of Partnership Collateral shall be received by it, Grantor shall as promptly as possible forward such proceeds to Lender (or into the Escrow Account, if applicable). Until so forwarded or deposited, all such proceeds shall be held in trust by Grantor for and as the property of Lender and shall not be commingled with any other funds or property of Grantor.

                (n) MAINTENANCE, INSURANCE. Grantor shall maintain the Collateral and maintain insurance coverage with respect thereto in accordance with the terms of the Credit Agreement.

                (o) BLOCKED ACCOUNT.

                       (a) On or prior to the Closing Date, Lender and Grantor shall entered into a blocked account agreement ("Blocked Account Agreement") substantially in the form of Exhibit

B hereto with each financial institution with which Grantor maintains from time to time any deposit accounts (general or special). Pursuant to the Blocked Account Agreement and pursuant hereto, Grantor grants and shall grant to Lender, a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as Lender's agent in connection therewith. Following the Closing Date, Grantor shall not establish any deposit account with any financial institution unless prior thereto Lender and Grantor shall have entered into a Blocked Account Agreement with such financial institution and Grantor shall have notified Lender of the establishment of such account, except Grantor may maintain in its name, two accounts at a bank reasonably acceptable to Lender without executing a Blocked Account Agreement, PROVIDED that the average daily balance in each such account may not exceed $25,000.

                       (b) On or prior to the Closing Date, Grantor shall establish a special account solely for the deposit of the Cash Collateral on the Closing Date (the "Cash Collateral Account"). Lender shall have a first priority security interest in the Cash Collateral Account to the extent the Cash Collateral is not used by Grantor.

                (p) NON-OPERATING SUBSIDIARIES. The Non-Operating Subsidiaries of Grantor shall not conduct nor transact any business without the prior written consent of Lender.

        5.      GRANTOR'S POWERS.
                -----------------

                (a) So long as an "Event of Default" (as hereinafter defined) shall not then exist, Grantor shall be the sole party entitled to exercise for any purpose any and all voting rights and powers arising from or relating to the Partnership Collateral and the Pledged Shares; PROVIDED, HOWEVER, that Grantor shall not exercise such rights or powers, or consent to any action of the Partnership or the Subsidiaries, as applicable, that would be in contravention of the provisions of, or constitute an Event of Default under, this Agreement or any of the other Loan Documents, including without limitation Section 3.7 of the Credit Agreement.

                (b) Upon the occurrence of an Event of Default, unless Lender designates in writing to Grantor to the contrary, all rights of Grantor provided in Section 5(a) hereof shall cease, and all voting rights and powers and rights to distributions included in the Partnership Collateral or Pledged Shares in which Lender has a first perfected security interest or otherwise described in such Section 5(a) shall thereupon become vested in Lender, and Lender shall thereafter have the sole and exclusive right and authority to exercise such voting rights and powers. Grantor shall execute such documents and instruments, including but not limited to, statements that Grantor no longer has the right to act as a limited partner or stockholder, as applicable, or otherwise relating to such change as Lender may request. Grantor agrees that the Partnership and any partner in the Partnership and each Subsidiary and any stockholder thereof, as applicable, may rely conclusively upon any notice from Lender that Lender has the right and authority to exercise all rights and powers of Grantor as a limited partner under the Partnership Agreement or stockholder of a Subsidiary. Grantor irrevocably waives any claim or cause of action against the Partnership or any partner in the

Partnership or any Subsidiary or stockholder thereof, as applicable, who deals directly with Lender following receipt of such notice from Lender.

        6.      Lender's Appointment as Attorney-in-Fact.
                -----------------------------------------

                (a) Grantor hereby irrevocably constitutes and appoints Lender and each officer or agent of Lender with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in such attorney-in-fact's own name, from time to time in the discretion of each such attorney-in-fact following the occurrence of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives each such attorney-in-fact the power and right, from and after an Event of Default, on behalf of Grantor, without notice to or assent by Grantor, to do the following:

                  (i) to collect and otherwise take possession of and title to any and all distributions of cash or other property due or distributable at any time after the date hereof to Grantor as a limited partner from the Partnership, including without limitation, all Distribution Proceeds, whether in complete or partial liquidation or otherwise, and to prosecute or defend any action or proceeding in any court of law or equity or otherwise deemed appropriate by such attorney-in-fact for the purpose hereof,

                  (ii) to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Grantor or such attorney-in-fact's own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by such attorney-in-fact for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  (iii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for with respect to any of the Collateral by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (iv) (A) to direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to Lender or as such attorney-in-fact shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as such attorney-in-fact may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though such attorney-in fact were the absolute owner thereof for all purposes, and to do, at the option of such attorney-in-fact at Grantor's expense, at any time, or from time to time, all acts and things which such attorney-in-fact reasonably deems necessary to protect, preserve or realize upon the Collateral and the security interest of Lender therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                (b) The powers conferred on each attorney-in-fact hereunder are solely to protect the interest in the Collateral of Lender and shall not impose any duty upon any such attorney-in-fact to exercise any such powers. Each such attorney-in-fact shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act unless such action or failure to act constitutes gross negligence.

                (c) Grantor also authorizes Lender and each officer or agent of Lender at any time and from time to time upon the occurrence of any Event of Default, to execute, in connection with the sale provided for in Section 10 of this Agreement, any endorsements, Agreements or other instruments of conveyance or transfer with respect to any of the Collateral.

                (d) Lender's right to act as Grantor's attorney-in-fact pursuant to this Section 6 with respect to the General Collateral (other than the Cash Collateral and the NRDC Pledged Shares) shall be subject to the provisions of any subordination agreement entered into by Lender pursuant to Section 3.1 of the Credit Agreement and shall be subordinate to any Permitted Liens.

        7. DISTRIBUTIONS. Grantor hereby grants Lender full irrevocable power and authority to receive and hold cash and non-cash distributions (including without limitation, all Distribution Proceeds) by the Partnership or any Subsidiary on account of any of the Collateral (together with all interest, if any, earned thereon), which may be held free and clear of the liens created hereby, and to convert any such non-cash distributions to cash, and to apply any such cash distributions, interest or proceeds of conversion in the manner specified in the Credit Agreement.

        8. PERFORMANCE BY LENDER OF GRANTOR'S OBLIGATIONS. If Grantor fails to perform or comply with any of Grantor's agreements contained herein and Lender as provided for by the terms of this Agreement shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the Default Rate shall be payable by Grantor to Lender on demand and shall constitute Obligations secured hereby.

        9. DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT" hereunder:

                (a) A failure by Grantor to observe or perform any obligation, covenant, condition, or agreement hereof which involves the payment of money and such failure continues for a period of fifteen (15) days after receipt by Grantor of notice from Lender of such default; provided that there shall not be any grace period or notice requirement with respect to any and all Obligations due and owing on the Expiry Date;

                (b) A failure by Grantor to observe or perform any nonmonetary obligation, covenant, condition, or agreement hereof (which is not otherwise included in Section 9(a), (c), or (d)) which is not cured within fifteen (15) days after written notice thereof to Grantor;

                (c) Any representation or warranty made by Grantor in this Agreement is not true and correct in any material respect; or

                (d) The occurrence of any "Event of Default" under any Loan Document.

        10. REMEDIES, RIGHTS UPON DEFAULT. (a) Upon the occurrence of any Event of Default, Lender or Lender's designee may, at Lender's option, elect to become a substituted limited partner in the Partnership and Grantor shall execute or cause to be executed all documents necessary to evidence Lender so becoming a substituted limited partner. If any Event of Default shall occur, Lender or Lender's designee may exercise in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without the assumption of any credit risk. Grantor expressly acknowledges that private sales may be less favorable to a seller than public sales but that private sales shall nevertheless be deemed commercially reasonable and otherwise permitted hereunder. In view of the fact that federal and state securities laws and/or other applicable laws may impose certain restrictions on the method by which a sale of the Collateral may be effected, Grantor agrees that upon the occurrence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the

Collateral, or any part thereof, for cash, from a limited number of investors deemed by Lender in its judgment, to be financially responsible parties who might be interested in purchasing the Collateral, and if Lender solicits such offers, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of the Collateral.

        Lender or Lender's designee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Grantor further agrees, at the request of Lender, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Grantor's premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 10(d) of this Agreement. Only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(l)(c) of the Code, need Lender account for the surplus, if any, to Grantor. To the extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except in each case such as arise out of the gross negligence or wilful misconduct of Lender. Grantor agrees that Lender need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantor at Grantor's address referred to in Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Lender shall act in a commercially reasonable manner with respect to any such sale or purchase of the Collateral.

                (b) Grantor also agrees to pay all costs of Lender, including reasonable attorneys fees and expenses, incurred with respect to the collection of any of the Obligations and the enforcement of any of Lender's rights hereunder.

                (c) Grantor hereby waives presentment, demand, or protest (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. Except for notices provided for herein, Grantor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Agreement.

                (d) Except as otherwise expressly provided herein, the proceeds of any sale of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this Agreement shall be applied by Lender as provided in the Credit Agreement.

                (e) Lender's right to exercise the remedies provided for herein with respect to the General Collateral (other than the Cash Collateral and the NRDC Pledged Shares) shall be subject to the provisions of any subordination agreement entered into by Lender pursuant to Section 3.1 of the Credit Agreement and shall be subordinate to any Permitted Liens.

        Grantor agrees to indemnify and hold harmless Lender, any of its parent or subsidiaries or other affiliates, and their respective directors, officers, employees, agents (each, an "Indemnitee") and each of them, from and against any and all liabilities, obligations, claims, damages, or expenses incurred by any of them arising out of or by reason of entering into this Agreement or the consummation of the transactions contemplated by this Agreement and to pay or reimburse each Indemnitee for the fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not Lender is a party thereto) arising out of or by reason of any of the aforesaid. Lender will promptly give Grantor written notice of the assertion of any claim which it believes is subject to the indemnity set forth in this
Section 10 and will upon the request of Grantor promptly furnish Grantor with all material in its possession relating to such claim or the defense thereof to the extent that Lender may do so without breach of duty to others. Any amounts properly due under this Section 10 shall be payable to Lender or the applicable Indemnitee immediately upon demand.

        11. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Except as expressly provided in the Code, Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender or as to any income thereon or as to the preservation of rights against prior parties or any other lights pertaining thereto.

        12. NOTICES. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Evansville, Indiana time) on a Business Day; PROVIDED that a hard copy of such notice is also sent pursuant to clause (c) or (d) below; (c) if by overnight courier, on the first Business Day after delivery to the courier; or (d) if by U.S. Mail, on the fourth (4th) day after deposit in the mail, postage prepaid, certified mail, return receipt requested.

Notices to Grantor:     REGENCY AFFILIATES, INC.
                        381 Robinwood Lane
                        Wheaton, Illinois 60187
                        Attention: Gary K. Nuttall
                        Telecopy: (708) 690-3823

With copy to:           GALLAGHER, SHARP, FULTON & NORMAN
                        1501 Euclid Avenue
                        Cleveland, Ohio 44115
                        Attention: James F. Koehler, Esq.
                        Telecopy: (216) 241-1608

Notices to Lender:      SOUTHERN INDIANA PROPERTIES, INC.
                        100 NW Second Street
                        Suite 310
                        Evansville, Indiana 47708
                        Attention: Vice President and General Manager
                        Telecopy: (812) 422-3270

                        INVESTMENT MANAGEMENT ADVISORS
                        800 East Northwest Highway
                        Suite 203
                        Mount Prospect, Illinois 60056
                        Attention: Portfolio Administrator
                        Telecopy: (847) 670-5805

With a copy to:         WINSTON & STRAWN
                        35 West Wacker Drive
                        Chicago, Illinois 60601
                        Attention: Timothy J. Oxley, Esq.
                        Telecopy: (312) 558-5700

Any party may change its respective address for the giving of notice to another address by giving at least 10 business days' notice of such change.

                13. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                14. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder. No waiver hereunder shall be valid except to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Except to the extent that Lender has specifically and expressly waived such remedies in this Agreement or otherwise, the rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. Lender may resort to and realize on the Collateral simultaneously with any acts or proceedings initiated by Lender in its sole and conclusive discretion to resort to or realize upon any other sources of repayment of the Obligations, including, but not limited to, collateral granted by other security agreements and the personal liability of Grantor and any person or corporation which has guaranteed repayment of the Liabilities.

None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Lender.

                15. SUCCESSORS AND ASSIGNS. This Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (except that Grantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender) and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its respective successors and assigns. Neither this Agreement nor anything set forth herein is intended to, nor shall it, confer any rights on any Person or entity other than the parties hereto and all third party rights are expressly negated.

                16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL
LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF
ILLINOIS.

                17. TERMINATION. This Agreement, and the agreements, pledges and security interests created or granted hereby, shall terminate when the Obligations shall have been fully and irrevocably paid and satisfied, at which time Lender shall release and reassign (without recourse upon, or any warranty whatsoever by, Lender), and deliver to Grantor all Collateral and related documents then in the custody or possession of Lender, including termination statements under the Code, all without recourse upon, or warranty whatsoever, by Lender and at the sole cost and expense of Grantor; PROVIDED HOWEVER, that if
(i) the Tranche B Loan is not used for the purpose of making the Permitted Capital Payments prior to the Tranche B Loan Prepayment Date but for the purposes permitted under Section 1.2 of the Credit Agreement, then on the Tranche B Loan Prepayment Date or (ii) the Tranche B Loan Amount, together with any and all accrued but unpaid Regular Interest not previously added to the Tranche B Loan Amount as Additional Principal, is paid in full prior to the Tranche B Loan Prepayment Date, then on such payment date, Lender agrees to release its Liens on the General Collateral.

                18. NO JOINT VENTURE OR PARTNERSHIP. Grantor and Lender intend that the relationship created hereunder be solely that of debtor and creditor. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Grantor and Lender nor grant Lender any interest in the Collateral other than that of secured party or lender.

                19. INJUNCTIVE RELIEF. Grantor recognizes that in the event Grantor fails to perform, observe or discharge any of Grantor's obligations hereunder, no remedy of law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                20. WAIVER OF SUBROGATION. Grantor shall have no rights of subrogation as to any of the Collateral until full and complete performance and payment of the Obligations.

                21. WAIVER OF JURY TRIAL. GRANTOR AND LENDER, BY ITS ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GRANTOR AND LENDER, AND GRANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GRANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GRANTOR AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

                22. VENUE. GRANTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. GRANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE.

                23. COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.


                                     * * *

                IN WITNESS WHEREOF, Grantor has executed this Agreement as of the date first above written.

REGENCY AFFILIATES, INC.



By:  /s/ Gary L. Nuttall
   ------------------------------
Name: Gary L. Nuttall
     ----------------------------
Title: President
      ---------------------------


SOUTHERN INDIANA PROPERTIES, INC.


By:  /s/ N. P. Wagner
   ------------------------------
Name: N. P. Wagner
     ----------------------------
Title: President
      ---------------------------


By:  /s/ Glenn E. Jurgen
   ------------------------------
Name: Glenn E. Jurgen
     ----------------------------
Title: VP & General Manager
      ---------------------------

                                   SCHEDULE I
                                   ----------

                              FILING JURISDICTIONS


                                    Illinois

                                    Maryland

                                  SCHEDULE II
                                  -----------

                           NON-OPERATING SUBSIDIARIES
                           --------------------------


                                                           Stock Certificate
    Grantor         Stock Issuer         Class of Stock         Number(s)       Number of Shares
    -------         ------------         --------------         ---------       ----------------
Regency Affili-   Transcontinental         Common                               800 (of 1000 total)
  ates, Inc.      Drilling Company,
                  Inc.

Transcontinental  Regtransco, Inc.         Class A                              20,000 (of 20,000 total)
Drilling Company,                          Common
Inc.

                                  SCHEDULE III
                                  ------------

                              NRDC PLEDGED SHARES
                              -------------------

                   Authorized                  Stock                       Minority      Number of
                     Number       Class of  Certificate   Issued Number     Shares       Treasury
    Stock Issuer   of Shares       Stock      Number       of Shares     Outstanding      Shares
    ------------   ---------      --------  -----------   -------------  -----------     ---------
National Resource     100          Common     #3 (for          100            20             0
Development Cor-                             80 shares)
poration (Nevada)